SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED JANUARY 5, 2006

TO PROSPECTUSES DATED DECEMBER 30, 2005
FOR FUTURITY ACCOLADE, FUTURITY III,
FUTURITY SELECT FOUR PLUS, FUTURITY SELECT INCENTIVE,
FUTURITY SELECT FREEDOM, and FUTURITY SELECT SEVEN

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the AIM V.I. Growth Fund and AIM V.I. Premier Equity Fund (the "Funds").

The Board of Trustees of the Funds has approved proposals to reorganize each of the Funds into the respective Acquiring Fund listed below, subject to shareholder approval and the satisfaction of certain other conditions. If shareholders of a Fund approve the proposal relating to the reorganization of their Fund, and all other conditions are satisfied or waived, all of the assets of that Fund will be transferred to the respective Acquiring Fund and shareholders of that Fund will receive shares of the respective Acquiring Fund in exchange for their shares. Shareholders of each Fund are scheduled to vote on the proposal relating to the reorganization of their Fund at a special meeting of shareholders to be held on or about April 4, 2006. If approved at the special meeting, the reorganizations are proposed to take place shortly thereafter.

Funds	Acquiring Funds

AIM V.I. Growth Fund	AIM V.I. Capital Appreciation Fund

AIM V.I. Premier Equity Fund	AIM V.I. Core Equity Fund

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

FUTURITY AIM.SUP(US) 1/06